UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2008

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

                 (TS&W LOGO) THOMPSON, SIEGEL AND WALMSLEY LLC
                             INVESTMENT MANAGEMENT

                              THE TS&W PORTFOLIOS
                         THE ADVISORS' INNER CIRCLE FUND

   ANNUAL REPORT                                             OCTOBER 31, 2008



   -  TS&W EQUITY PORTFOLIO

   -  TS&W FIXED INCOME PORTFOLIO

   -  TS&W INTERNATIONAL EQUITY PORTFOLIO

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 2008

                                TABLE OF CONTENTS

Shareholder Letter .......................................................     1
Schedules of Investments
   Equity Portfolio ......................................................     9
   Fixed Income Portfolio ................................................    13
   International Equity Portfolio ........................................    20
Statements of Assets and Liabilities .....................................    26
Statements of Operations .................................................    27
Statements of Changes in Net Assets
   Equity Portfolio ......................................................    28
   Fixed Income Portfolio ................................................    29
   International Equity Portfolio ........................................    30
Financial Highlights
   Equity Portfolio ......................................................    31
   Fixed Income Portfolio ................................................    32
   International Equity Portfolio ........................................    33
Notes to Financial Statements ............................................    34
Report of Independent Registered Public Accounting Firm ..................    46
Disclosure of Portfolio Expenses .........................................    47
Trustees and Officers of The Advisors' Inner Circle Fund .................    50
Notice to Shareholders ...................................................    58

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 2008

Dear Shareholders:

We are pleased to provide you with our annual report for the period ended October 31, 2008 on the Advisors' Inner Circle Portfolios managed by Thompson, Siegel & Walmsley LLC (TS&W).

On October 31, 2008 the TS&W Equity Portfolio's net assets were $39,197,958, the TS&W Fixed Income Portfolio's net assets were $44,055,059, and the TS&W International Equity Portfolio net assets were $51,529,058.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the value investment philosophy which has been in place at our firm for over three decades. Our investment teams utilize a consistent investment process in managing all client portfolios. A unique four-factor quantitative model combined with rigorous fundamental research conducted by experienced teams of analysts is the hallmark of TS&W investing. Our long-term goal is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio experienced a negative return of 34.02% after all fees and expenses in the fiscal year ended October 31, 2008, while the broad market for large cap stocks, as measured by the S&P 500 Index declined by 36.10%. Over the past six months the Equity Portfolio lost 28.54%, while the Index was down 29.27%.

Words fail us when we consider the environment of the past several months, which were preceded by a year of downward pressure on equity prices that began in earnest in August of 2007. For now, the logical and rational assessment of investment risk and opportunity has been swept away by the all-too-human tide of fear coupled with a global demand for liquidity at all costs. Certainly, the global economy is slowing precipitously and earnings attributable to equity holders will decline - but the present level of equity prices of all stripes discounts a far more bleak economic environment than we think will be in place over the intermediate to longer term.

As unpleasant and uncertain as the current environment may be, we do view this as an opportunity to assess holdings in our portfolio and compare our current positions to other names in the marketplace that may offer a more appealing relationship between risk and return. We predicate our analysis of specific companies upon a belief that the global, coordinated and unprecedented level of fiscal and monetary stimulus we have witnessed will indeed be helpful in reversing the negative waterfall effects of the last several months'

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

blows to confidence. We have become less positively exposed to resource-related names, which are major beneficiaries of global infrastructure expansion. We do believe that global economies will recover in time however, and the resource stocks will anticipate such an improvement long before it becomes visible - so we have maintained modestly sized positions in select opportunities. In a similar vein we have retained exposure to producer durable names that sell into the global marketplace, as we believe the stocks presently discount a future that is more grim than that which we see for the individual companies in our portfolio, each of which have specific catalysts that we believe will help distinguish them from their peers in months to come. In the historically more defensive sectors we hold names in the Consumer Staples and Health Care sectors that should be somewhat sheltered from the worst of the economic storms, though we are acutely aware that a changing Health Care policy in the U.S. coupled with the onset of widespread patent expiration issues make the traditional drug manufacturers less appealing choices for investors than in previous economic downturns.

Most of our companies are distinguished by strong levels of free cash flow and conservatively structured balance sheets, which permit them financial flexibility in addressing the risks in today's marketplace. We remain vigilant for signs of fundamental deterioration while we recognize that much of the price volatility we see in individual names is driven by forces beyond the control of the company itself - and may have little bearing on the fundamentals of the company. In short, we are focused on our process, disciplined in its execution and alert to opportunities. In time, we are confident that our approach will serve our clients' interests well, as it has this year and in years past.

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio has returned a -9.35% in the fiscal year ended October 31, 2008. The Portfolio returned a -12.40% over the last six months. Our benchmark, the Barclays U.S. Aggregate Bond Index, was up 0.31% and down 3.62% for the same respective time periods.

During the third quarter, fixed income returns were dominated by the deterioration in the corporate bond market. Corporate bonds underperformed U.S. Treasuries by more than 750 basis points in the third quarter and higher rated single A-AAA rated corporate bonds underperformed their BBB counterparts by 300 basis points. Ironically, during the third quarter even high yield bonds outperformed their investment grade counterparts by almost 200 basis points. This historical underperformance of investment grade corporate bonds can be attributed primarily to the credit markets all but shutting down as large financial companies were unable to raise much needed capital. The demise of both banks and brokerage firms caused fear to quickly spread across all asset classes, even those historically considered very safe such as money funds, municipal bonds, and agency bonds. This intense fear coupled with a tremendous amount of deleveraging across both stocks and

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

bonds caused all assets to perform poorly versus Treasuries. The majority of the Funds' underperformance can be attributed primarily to holdings of large financial companies rated either A or AA. While this year has been extremely difficult for fixed income portfolios holding anything other than Treasury bonds, we feel that by managing a well diversified portfolio the losses have been contained and in most cases we expect to see significant recovery and relative outperformance from the corporate bond holdings going forward. The credit crisis has resulted in dramatically wider credit spreads for even the strongest companies allowing us to increase the Portfolio yield without sacrificing quality. We continue to hold investments in the mortgage-backed sector which include only AAA rated pass-through securities backed by government agencies (FNMA, FHLMC, or GNMA). These bonds offer very attractive yields with virtually no credit risk.

Today we are faced with a credit crisis that has affected not only corporate America, but the consumer as well. The Federal Reserve and Treasury have taken much needed steps in attempting to loosen the extremely tight credit conditions. No one measure is a silver bullet, but taken as a whole, the various programs will begin to work. These actions should eventually trickle down to the consumer resulting in a stabilization of the housing market and consumer spending. These events should allow for a gradual recovery in the fixed income markets.

The TS&W Fixed Income Portfolio currently is structured with an average duration slightly longer than the Barclays U.S. Aggregate Bond benchmark. The recent volatility in the corporate bond market has allowed the portfolio to add high quality bonds at very attractive levels and we view the recent spread widening as a great opportunity to provide strong incremental returns.

TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio returned a -46.36% after fees and expenses in the fiscal year ended October 31, 2008. Our benchmark index, the MSCI EAFE Index (EAFE) lost 46.63% over the same period. For the six months ended October 31, 2008, the Portfolio declined 41.67% net of fees and expenses, while the benchmark index was down 41.21%. Over the last six months a sharp increase in the foreign exchange value of the U.S. dollar cut returns for dollar-based investors by almost 9 percentage points, more than reversing the positive contribution made by dollar weakness in the first half of the fiscal year.

The individual national stock markets that make up the MSCI EAFE Index declined between 28% and 64% over the past six months, making this year's market decline the sharpest and most comprehensive in a generation. No economic sector posted a positive return over this time period and less than 4% of the stocks that make up the benchmark index gained in price. Investors generally sought to minimize risk at all costs, selling

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

stocks indiscriminately in many cases. This panicky activity produced an opportunity to build positions in companies with strong balance sheets, healthy cash flow and good long term growth prospects at very attractive valuation levels. In recent months we have increased our holdings in Health Care stocks, consumer companies offering resistance to a slowdown in discretionary spending and financial companies that are positioned to benefit from the turmoil presently rearranging the leadership of that sector. The Portfolio is broadly diversified and our holdings exhibit strong financial characteristics, attractive valuation and catalysts that we expect to drive higher valuation over time.

The TS&W International Equity Portfolio's objective is to outperform the MSCI EAFE Index, net of fees and expenses, over rolling three-to-five year time periods. This longer-term time horizon, coupled with a disciplined investment process based on a value philosophy, allows us to focus on the opportunities created in the current global downdraft. At the same time, we are attentive to the risks brought on by the continuing credit crisis and the world-wide economic slowdown that is unfolding in its wake. We expect stock markets around the world to remain volatile in the months ahead and we are working within our investment process to build positions in companies with an attractive tradeoff between risks and return potential. TS&W is optimistic about the outlook for the International Equity Portfolio and we are confident that our disciplined investment process will achieve the Fund's objective.

Respectfully submitted,


/s/ Horace P. Whitworth
Horace P. Whitworth, CFA
Co-Chief Executive Officer


/s/ Lawrence E. Gibson
Lawrence E. Gibson, CFA
Co-Chief Executive Officer

THIS REPRESENTS THE MANAGERS' ASSESSMENT OF THE PORTFOLIOS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                      DEFINITION OF THE COMPARATIVE INDICES

BARCLAYS U.S. AGGREGATE BOND INDEX is a fixed-income market value-weighted index that combines the Barclays Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

MSCI EAFE INDEX is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                   TS&W EQUITY PORTFOLIO

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 2008

    1 Year   5 Years   10 Years
   -------   -------   --------
   -34.02%    2.18%      1.47%

                 TS&W EQUITY PORTFOLIO   S&P 500 INDEX
                 ---------------------   -------------
10/31/98                $10,000             $10,000
1999                     11,464              12,567
2000                     11,674              13,332
2001                     10,648              10,012
2002                      8,552               8,500
2003                     10,391              10,267
2004                     11,908              11,235
2005                     13,395              12,214
2006                     15,136              14,210
2007                     17,543              16,279
2008                     11,575              10,403

                      Periods Ended on October 31st

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN
               REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE
  A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
    EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
       ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

Growth of a $10,000 Investment

                              (PERFORMANCE GRAPH)

   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 2008

1 Year   5 Years   10 Years
------   -------   --------
-9.35%    0.97%      3.05%

                  TS&W FIXED          BARCLAYS U.S.
               INCOME PORTFOLIO   AGGREGATE BOND INDEX
               ----------------   --------------------
10/31/98            $10,000              $10,000
1999                  9,829               10,053
2000                 10,445               10,787
2001                 11,825               12,358
2002                 12,376               13,085
2003                 12,864               13,727
2004                 13,477               14,486
2005                 13,551               14,651
2006                 14,255               15,411
2007                 14,897               16,239
2008                 13,503               16,290

                    Periods Ended on October 31st

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN
               REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE
  A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
    EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. IF THE ADVISER
 HAD NOT LIMITED CERTAIN EXPENSES, THE PORTFOLIO'S TOTAL RETURN WOULD HAVE BEEN
                                     LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

Growth of a $10,000 Investment

                              (PERFORMANCE GRAPH)

   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 2008

1 Year   5 Years   10 Years
------   -------   --------
-46.36%   2.54%      2.27%

               TS&W INTERNATIONAL
                EQUITY PORTFOLIO    MSCI EAFE INDEX
               ------------------   ---------------
10/31/98             $10,000            $10,000
1999                  13,377             12,303
2000                  14,336             11,947
2001                  10,063              8,969
2002                   8,777              7,784
2003                  11,040              9,888
2004                  12,277             11,751
2005                  14,219             13,877
2006                  18,390             17,696
2007                  23,329             22,105
2008                  12,514             11,798

                  Periods Ended on October 31st

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN
               REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE
  A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
    EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
       ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.4%

                                                          SHARES        VALUE
                                                        ----------   -----------
CONSUMER DISCRETIONARY -- 8.1%
   Best Buy .........................................       11,000   $   294,910
   Carnival .........................................       18,700       474,980
   Comcast, Cl A ....................................       24,900       392,424
   Lowe's ...........................................       20,600       447,020
   Target ...........................................       10,200       409,224
   TJX ..............................................       20,300       543,228
   Walt Disney ......................................       24,350       630,665
                                                                     -----------
                                                                       3,192,451
                                                                     -----------
CONSUMER STAPLES -- 13.1%
   HJ Heinz .........................................       13,800       604,716
   Kroger ...........................................       34,300       941,878
   Nestle ADR .......................................       26,000       999,700
   Philip Morris International ......................       16,700       725,949
   Procter & Gamble .................................       16,700     1,077,818
   Wal-Mart Stores ..................................       13,700       764,597
                                                                     -----------
                                                                       5,114,658
                                                                     -----------
ENERGY -- 11.6%
   BP ADR ...........................................       15,450       767,865
   Chevron ..........................................       12,000       895,200
   ConocoPhillips ...................................        5,500       286,110
   EOG Resources ....................................        6,725       544,187
   Exxon Mobil ......................................       12,300       911,676
   Noble ............................................       17,000       547,570
   Occidental Petroleum .............................        5,600       311,024
   Valero Energy ....................................       12,900       265,482
                                                                     -----------
                                                                       4,529,114
                                                                     -----------
FINANCIALS -- 10.3%
   Assurant .........................................        8,200       208,936
   Bank of America ..................................       37,350       902,749
   Goldman Sachs Group ..............................        4,400       407,000
   JPMorgan Chase ...................................       18,800       775,500
   Manulife Financial ...............................       19,650       394,769
   Prudential Financial .............................       10,600       318,000
   Wells Fargo ......................................       18,400       626,520
   Willis Group .....................................       15,200       398,848
                                                                     -----------
                                                                       4,032,322
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           TS&W EQUITY PORTFOLIO
                                                          OCTOBER 31, 2008

COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
HEALTH CARE -- 12.6%
   Abbott Laboratories .....................            19,550   $     1,078,182
   Amgen* ..................................            11,100           664,779
   Baxter International ....................            12,200           737,978
   Becton Dickinson ........................            10,100           700,940
   Hospira* ................................            12,100           336,622
   Johnson & Johnson .......................            12,800           785,152
   Quest Diagnostics .......................            13,400           627,120
                                                                 ---------------
                                                                       4,930,773
                                                                 ---------------
INDUSTRIALS -- 18.9%
   3M ......................................            15,750         1,012,725
   Burlington Northern Santa Fe ............             7,550           672,403
   Caterpillar .............................            12,800           488,576
   Cummins .................................             9,200           237,820
   Deere ...................................             8,100           312,336
   Foster Wheeler* .........................            12,200           334,280
   General Electric ........................            38,650           754,061
   L-3 Communications Holdings .............            13,200         1,071,444
   Norfolk Southern ........................            16,800         1,006,992
   Republic Services .......................            14,900           353,130
   Rockwell Collins ........................            13,800           513,774
   Siemens ADR .............................            10,950           658,643
                                                                 ---------------
                                                                       7,416,184
                                                                 ---------------
INFORMATION TECHNOLOGY -- 13.0%
   BMC Software* ...........................            32,500           839,150
   Cisco Systems* ..........................            63,000         1,119,510
   Corning .................................            41,400           448,362
   Dell* ...................................            31,100           377,865
   Harris ..................................            14,800           532,060
   International Business Machines .........             8,900           827,433
   Nokia ADR ...............................            44,500           675,510
   Symantec* ...............................            22,500           283,050
                                                                 ---------------
                                                                       5,102,940
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2008

COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
MATERIALS -- 1.8%
   Dow Chemical..............................           17,000   $       453,390
   Freeport-McMoRan Copper & Gold............            9,000           261,900
                                                                 ---------------
                                                                         715,290
                                                                 ---------------
TELECOMMUNICATION SERVICES -- 3.6%
   Deutsche Telekom ADR......................           40,300           598,455
   Verizon Communications....................           27,200           807,024
                                                                 ---------------
                                                                       1,405,479
                                                                 ---------------
UTILITIES -- 3.4%
   Centerpoint Energy........................           60,700           699,264
   Dominion Resources........................           17,800           645,784
                                                                 ---------------
                                                                       1,345,048
                                                                 ---------------
TOTAL COMMON STOCK
   (Cost $47,035,509)........................                         37,784,259
                                                                 ---------------

REPURCHASE AGREEMENT -- 3.5%

                                                    FACE
                                                    AMOUNT
                                               ---------------
   Morgan Stanley
      0.750%, dated 10/31/08, to be
      repurchased on 11/03/08, repurchase
      price $ 1,386,801 (collateralized by a
      U.S. Treasury obligation, par value
      $1,395,844, 8.500%, 02/15/20, with a
      total market value of $ 1,414,451)
      (Cost $1,386,714)......................  $     1,386,714         1,386,714
                                                                 ---------------
   TOTAL INVESTMENTS -- 99.9%
      (Cost $48,422,223).....................                    $    39,170,973
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $39,197,958.

*    NON-INCOME PRODUCING SECURITY.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2008

At October 31, 2008, sector diversification of the Portfolio was as follows (Unaudited):

                                                     % OF
SECTOR DIVERSIFICATION                            NET ASSETS          VALUE
----------------------                         ---------------   ---------------
COMMON STOCK
Industrials ................................         18.9%       $     7,416,184
Consumer Staples ...........................         13.1              5,114,658
Information Technology .....................         13.0              5,102,940
Health Care ................................         12.6              4,930,773
Energy .....................................         11.6              4,529,114
Financials .................................         10.3              4,032,322
Consumer Discretionary .....................          8.1              3,192,451
Telecommunication Services .................          3.6              1,405,479
Utilities ..................................          3.4              1,345,048
Materials ..................................          1.8                715,290
                                                    -----        ---------------
TOTAL COMMON STOCK .........................         96.4             37,784,259
REPURCHASE AGREEMENT .......................          3.5              1,386,714
                                                    -----        ---------------
TOTAL INVESTMENTS ..........................         99.9             39,170,973
TOTAL OTHER ASSETS AND LIABILITIES..........          0.1                 26,985
                                                    -----        ---------------
NET ASSETS .................................        100.0%           $39,197,958
                                                    =====        ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 44.1%

                                                     FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
CONSUMER DISCRETIONARY -- 3.9%
   DirecTV Holdings
      8.375%, 03/15/13 .....................   $       250,000   $       234,375
   Goodyear Tire & Rubber
      7.857%, 08/15/11 .....................           213,000           182,115
   Home Depot
      5.400%, 03/01/16 .....................           320,000           245,313
   Imax
      9.625%, 12/01/10 .....................           300,000           285,000
   Phillips-Van Heusen
      7.250%, 02/15/11 .....................           250,000           226,250
   Rent-A-Center
      7.500%, 05/01/10 .....................           270,000           253,125
   Ryland Group
      5.375%, 01/15/15 .....................           500,000           300,000
                                                                 ---------------
                                                                       1,726,178
                                                                 ---------------
CONSUMER STAPLES -- 3.6%
   Coca-Cola
      5.350%, 11/15/17 .....................           550,000           499,253
   Costco Wholesale
      5.500%, 03/15/17 .....................           500,000           459,614
   Dean Foods
      7.000%, 06/01/16 .....................           500,000           380,000
   Smithfield Foods
      7.000%, 08/01/11 .....................           200,000           140,000
   SUPERVALU
      7.875%, 08/01/09 .....................           100,000            95,000
                                                                 ---------------
                                                                       1,573,867
                                                                 ---------------
ENERGY -- 1.9%
   Baker Hughes
      7.500%, 11/15/18 .....................           360,000           354,260
   Hess
      6.650%, 08/15/11 .....................           510,000           478,559
                                                                 ---------------
                                                                         832,819
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

CORPORATE OBLIGATIONS -- CONTINUED

                                                     FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
FINANCIALS -- 23.2%
   American Financial Group
      7.125%, 04/15/09 .....................   $       100,000   $       101,066
   American International Group
      5.450%, 05/18/17 .....................           435,000           154,078
   Bank of America
      6.250%, 04/15/12 .....................           615,000           609,896
   BB&T
      5.200%, 12/23/15 .....................           575,000           482,328
   CIT Group
      4.250%, 02/01/10 .....................           320,000           226,094
   Citigroup
      8.400%, 04/30/09 .....................           500,000           347,550
   Comerica Bank
      1.991%, 01/09/09 .....................           500,000           498,120
   First Tennessee Bank
      2.867%, 05/18/09 .....................           500,000           462,923
   General Electric Capital MTN
      5.5%, 06/04/14 .......................           675,000           601,212
   General Electric Capital MTN
      6.75%, 03/15/32 ......................           625,000           507,144
   General Motors Acceptance
      6.875%, 09/15/11 .....................           250,000           146,412
   Genworth Financial
      5.650%, 06/15/12 .....................           740,000           459,379
   JPMorgan Chase
      6.625%, 03/15/12 .....................           600,000           587,952
   Keycorp MTN
      6.5%, 05/14/13 .......................         1,000,000           880,419
   Metlife
      5.000%, 11/24/13 .....................           500,000           437,248
   Morgan Stanley
      6.750%, 04/15/11 .....................           560,000           522,548
      6.625%, 04/01/18 .....................         1,000,000           831,976
      5.300%, 03/01/13 .....................            90,000            74,437
   National Rural Utilities Cooperative
      Finance
      10.375%, 11/01/18 ....................           300,000           318,020
   Prudential Financial MTN
      6.625%, 12/01/37 .....................           500,000           331,496

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

CORPORATE OBLIGATIONS -- CONTINUED

                                                     FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
FINANCIALS -- CONTINUED
   SunTrust Bank
      5.450%, 12/01/17 .....................   $       410,000   $       332,143
   Union Planters
      4.375%, 12/01/10 .....................           800,000           736,062
   Wachovia
      5.300%, 10/15/11 .....................           605,000           571,077
                                                                 ---------------
                                                                      10,219,580
                                                                 ---------------
HEALTH CARE -- 0.4%
   WellPoint
      5.850%, 01/15/36 .....................           250,000           155,706
                                                                 ---------------
INDUSTRIALS -- 2.0%
   Cooper
      6.100%, 07/01/17 .....................           400,000           342,389
   L-3 Communications
      7.625%, 06/15/12 .....................           300,000           278,250
   Steel Dynamics
      7.375%, 11/01/12 .....................           350,000           260,313
                                                                 ---------------
                                                                         880,952
                                                                 ---------------
INFORMATION TECHNOLOGY -- 2.5%
   Hewlett-Packard
      5.500%, 03/01/18 .....................           500,000           429,809
   Oracle
      5.750%, 04/15/18 .....................           570,000           498,767
   Xerox Capital Trust I
      8.000%, 02/01/27 .....................           250,000           185,890
                                                                 ---------------
                                                                       1,114,466
                                                                 ---------------
MATERIALS -- 1.9%
   Airgas
      7.125%, 10/01/18 (A) .................           500,000           412,500
   Boise Cascade
      7.125%, 10/15/14 .....................            60,000            33,600
   Freeport-McMoRan Copper & Gold
      8.375%, 04/01/17 .....................           500,000           392,500
                                                                 ---------------
                                                                         838,600
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

CORPORATE OBLIGATIONS -- CONTINUED

                                                     FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
TELECOMMUNICATION SERVICES -- 4.7%
   AT&T
      5.100%, 09/15/14 .....................   $       540,000   $       471,632
   Verizon Communications
      8.750%, 11/01/18 .....................         1,000,000           994,380
   Verizon New England
      6.500%, 09/15/11 .....................           650,000           609,426
                                                                 ---------------
                                                                       2,075,438
                                                                 ---------------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $23,155,919) ...................                          19,417,606
                                                                 ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 28.0%
   Federal Home Loan Mortgage Corporation
      Gold
      6.500%, 03/01/32 .....................           166,129           170,278
      6.500%, 12/01/32 .....................           218,488           222,939
      6.000%, 12/01/32 .....................            73,898            74,065
      6.000%, 07/01/33 .....................           225,758           226,266
      6.000%, 11/01/33 .....................           282,218           282,588
      6.000%, 10/01/35 .....................           597,487           596,964
      6.000%, 08/01/37 .....................         2,041,413         2,038,989
   Federal National Mortgage Association
      6.500%, 09/01/36 .....................           931,949           945,258
      6.000%, 09/01/17 .....................           134,215           135,757
      6.000%, 04/01/24 .....................         1,043,364         1,048,250
      5.500%, 02/01/35 .....................           444,914           435,437
      5.500%, 10/01/35 .....................           535,859           524,109
      5.500%, 01/01/36 .....................         1,618,147         1,582,665
      5.500%, 07/01/36 .....................           580,040           567,049
      5.500%, 06/01/37 .....................         1,261,525         1,233,202
      5.000%, 05/01/35 .....................           387,199           367,169
      5.000%, 03/01/38 .....................         1,770,212         1,677,534
   Government National Mortgage Association
      6.000%, 11/15/31 .....................           189,886           190,577
                                                                 ---------------
   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
      BACKED OBLIGATIONS
      (Cost $12,557,513) ...................                          12,319,096
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

U.S. TREASURY OBLIGATIONS -- 12.0%

                                                     FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
   U.S. Treasury Bond TIGR
      4.250%*,11/15/16 .....................   $       605,000   $       415,189
                                                                 ---------------
   U.S. Treasury Notes
      4.250%, 08/15/14 .....................         1,445,000         1,552,586
      4.250%, 11/15/14 .....................           790,000           847,214
      3.875%, 05/15/18 .....................         1,000,000           998,672
      3.500%, 05/31/13 .....................         1,435,000         1,489,148
                                                                 ---------------
                                                                       4,887,620
                                                                 ---------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $4,837,068)                                                5,302,809
                                                                 ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.9%
   Federal National Mortgage Association
      5.000%, 04/15/15 .....................         1,815,000         1,852,905
      5.000%, 02/13/17 .....................           295,000           290,603
                                                                 ---------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $2,097,568) ....................                           2,143,508
                                                                 ---------------

PREFERRED STOCK -- 4.8%

                                                    SHARES
                                               ---------------
FINANCIALS -- 4.8%
   Aegon,7.250% ............................            25,000           285,250
   Aspen Insurance Holdings,7.401% .........            15,800           205,400
   Developers Diversified Realty, Ser G,
      8.000% (B) ...........................            11,700           128,115
   Duke Realty, Ser L, 6.600% (B) ..........             7,500            82,500
   Federal Home Loan Mortgage, Ser Z,
      0.000% ...............................            35,000            54,250
   Federal National Mortgage Association,
      Ser S, 8.250% ........................            35,000            73,500
   Merrill Lynch, Ser MER, 8.625% ..........            35,000           718,900
   Public Storage, Ser H, 6.950% (B) .......            12,000           216,600
   Public Storage, Ser M, 6.625% (B) .......             8,500           147,050
   Taubman Centers, Ser G, 8.000% (B) ......            12,000           201,000
                                                                 ---------------
   TOTAL PREFERRED STOCK
      (Cost $4,934,994) ....................                           2,112,565
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

OTHER MORTGAGE-BACKED OBLIGATIONS -- 1.4%

                                                     FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
   Banc of America Commercial Mortgage,
      Ser 4, Cl A3A
      5.600%, 07/10/46 .....................   $       610,000   $       507,698
   JP Morgan Mortgage Acquisition, Ser FRE1,
      Cl A2F2
      5.224%, 10/25/35 .....................           107,226           106,375
                                                                 ---------------
   TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
      (Cost $719,772) ......................                             614,073
                                                                 ---------------
TAXABLE MUNICIPAL BOND -- 1.1%
MUNICIPAL BONDS -- 1.1%
   Virginia Housing Development Authority,
      Ser B, RB 6.000%, 03/25/38
      (Cost $562,438) ......................           567,133           506,150
                                                                 ---------------
REPURCHASE AGREEMENT -- 6.7%
   Morgan Stanley
      0.750%, dated 10/31/08, to be
      repurchased on 11/03/08, repurchase
      price $2,953,686 (collateralized by a
      U.S. Treasury obligation, par value
      $2,972,948, 8.500%, 02/15/20, with a
      total market value of $3,012,577)
      (Cost $2,953,501) ....................         2,953,501         2,953,501
                                                                 ---------------
   TOTAL INVESTMENTS -- 103.0%
      (Cost $51,818,773) ...................                     $    45,369,308
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $44,055,059.

*    THE RATE REPORTED REPRESENTS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31,
     2008.

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. THE TOTAL VALUE OF THESE LIQUID SECURITIES WAS $412,500 AND REPRESENTED 0.9% OF NET ASSETS.

(B)  REAL ESTATE INVESTMENT TRUST

CL   CLASS

MTN  MEDIUM TERM NOTE

RB   REVENUE BOND

SER  SERIES

TIGR TREASURY INVESTORS GROWTH RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2008

At October 31, 2008, the diversification of the Portfolio was as follows (Unaudited):

                                                     % OF
PORTFOLIO DIVERSIFICATION                         NET ASSETS          VALUE
-------------------------                      ---------------   ---------------
CORPORATE OBLIGATIONS
Financials .................................         23.2%       $    10,219,580
Telecommunication Services .................          4.7              2,075,438
Consumer Discretionary .....................          3.9              1,726,178
Consumer Staples ...........................          3.6              1,573,867
Information Technology .....................          2.5              1,114,466
Industrials ................................          2.0                880,952
Materials ..................................          1.9                838,600
Energy .....................................          1.9                832,819
Health Care ................................          0.4                155,706
                                                    -----        ---------------
TOTAL CORPORATE OBLIGATIONS ................         44.1             19,417,606
                                                    -----        ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS .............................         28.0             12,319,096
U.S. TREASURY OBLIGATION ...................         12.0              5,302,809
REPURCHASE AGREEMENT .......................          6.7              2,953,501
U.S. GOVERNMENT AGENCY OBLIGATIONS .........          4.9              2,143,508
PREFERRED STOCK ............................          4.8              2,112,565
OTHER MORTGAGE-BACKED OBLIGATION ...........          1.4                614,073
TAXABLE MUNICIPAL BOND .....................          1.1                506,150
                                                    -----        ---------------
TOTAL INVESTMENTS ..........................        103.0             45,369,308
TOTAL OTHER ASSETS AND LIABILITIES .........         (3.0)            (1,314,249)
                                                    -----        ---------------
NET ASSETS .................................        100.0%       $    44,055,059
                                                    -----        ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.8%

                                                    SHARES            VALUE
                                               ---------------   ---------------
AUSTRALIA -- 1.5%
   Downer EDI ..............................           240,000   $       773,785
                                                                 ---------------
AUSTRIA -- 1.1%
   EVN .....................................            28,000           411,497
   SWA Reit and Investments* (A) ...........            20,000             8,623
   Voestalpine .............................             6,000           145,680
                                                                 ---------------
                                                                         565,800
                                                                 ---------------
BAHAMAS -- 1.0%
   Teekay Shipping .........................            23,500           501,725
                                                                 ---------------
CANADA -- 0.6%
   Fairfax Financial Holdings ..............             1,100           308,561
                                                                 ---------------
DENMARK -- 1.1%
   AP Moeller-Maersk, Cl B .................               100           572,511
                                                                 ---------------
FINLAND -- 1.4%
   Fortum ..................................            28,700           701,738
                                                                 ---------------
FRANCE -- 7.0%
   AXA .....................................            29,800           566,399
   BNP Paribas .............................            12,000           862,000
   Bouygues ................................            12,500           529,541
   Dassault Systemes .......................            12,300           506,685
   Euler Hermes ............................            10,400           509,715
   UBISOFT Entertainment* ..................            11,500           604,782
                                                                 ---------------
                                                                       3,579,122
                                                                 ---------------
GERMANY -- 12.1%
   Adidas ..................................            20,000           691,186
   Allianz .................................             7,500           547,620
   Deutsche Telekom ........................            63,000           919,566
   E.ON ADR ................................            30,000         1,140,000
   Hannover Rueckversicherung ..............            15,900           391,609
   Hochtief ................................             9,800           299,226
   Linde ...................................             6,000           493,922
   Rhoen Klinikum ..........................            36,000           761,221
   Siemens .................................            16,900           988,749
                                                                 ---------------
                                                                       6,233,099
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2008

COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
HONG KONG -- 2.0%
   Chinese Estates Holdings ................           150,000   $       115,242
   First Pacific ...........................         1,100,000           444,374
   KHD Humboldt Wedag International* .......            20,000           341,600
   Kingboard Chemical Holdings .............            74,000           147,712
                                                                 ---------------
                                                                       1,048,928
                                                                 ---------------
IRELAND -- 2.2%
   Allied Irish Banks ......................            79,000           425,231
   Experian ................................           130,000           719,796
                                                                 ---------------
                                                                       1,145,027
                                                                 ---------------
JAPAN -- 20.3%
   Air Water ...............................           118,500         1,117,529
   Alfresa Holdings ........................            25,000         1,089,196
   Astellas Pharma .........................            20,000           806,886
   East Japan Railway ......................               180         1,282,964
   Japan Petroleum Exploration .............            10,000           381,506
   Jupiter Telecommunications ..............             1,000           676,352
   Komatsu .................................            42,000           462,485
   Mitsubishi ..............................            43,800           735,364
   Nintendo ................................             2,500           804,578
   Sankyo ..................................            24,600         1,096,318
   Sumitomo Heavy Industries ...............           151,000           449,007
   Sumitomo Metal Industries ...............           158,000           407,028
   Suzuki Motor ............................            37,700           554,121
   Tokyo Steel Manufacturing ...............            47,000           363,627
   Toyota Motor ADR ........................             3,125           237,781
                                                                 ---------------
                                                                      10,464,742
                                                                 ---------------
MEXICO -- 1.2%
   Embotelladoras Arca .....................           287,300           634,188
                                                                 ---------------
NETHERLANDS -- 4.6%
   ING Groep ...............................            33,656           314,096
   Royal Dutch Shell, Cl A .................            42,000         1,158,525
   Wolters Kluwer ..........................            50,000           880,606
                                                                 ---------------
                                                                       2,353,227
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2008

COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
NORWAY -- 0.6%
   Orkla ...................................            45,500   $       303,043
                                                                 ---------------
RUSSIA -- 0.6%
   Gazprom OAO .............................            16,500           328,566
                                                                 ---------------
SINGAPORE -- 1.5%
   SIA Engineering .........................           440,000           579,528
   Singapore Petroleum .....................           135,000           192,412
                                                                 ---------------
                                                                         771,940
                                                                 ---------------
SOUTH KOREA -- 3.0%
   LG Telecom ..............................           108,000           769,871
   SK Telecom ..............................             5,000           793,594
                                                                 ---------------
                                                                       1,563,465
                                                                 ---------------
SPAIN -- 1.4%
   Telefonica ..............................            39,200           722,086
                                                                 ---------------
SWEDEN -- 3.7%
   Investor, Ser B .........................            68,600         1,030,010
   Nordea Bank .............................            53,000           422,925
   Saab, Ser B .............................            33,252           345,324
   Ssab Svenskt Staal, Ser B ...............            12,000           108,309
                                                                 ---------------
                                                                       1,906,568
                                                                 ---------------
SWITZERLAND -- 9.1%
   Actelion* ...............................             5,500           288,476
   Baloise Holding .........................             7,900           419,350
   Barry Callebaut .........................             1,000           496,162
   Nestle ..................................            29,500         1,138,966
   Novartis ................................            30,000         1,511,855
   Zurich Financial Services ...............             4,000           805,709
                                                                 ---------------
                                                                       4,660,518
                                                                 ---------------
THAILAND -- 0.7%
   Bangkok Bank NVDR .......................           184,000           369,887
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2008

COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
TURKEY -- 1.9%
   Coca-Cola Icecek ........................           105,000   $       507,254
   Turkcell Iletisim Hizmet ADR ............            40,000           490,800
                                                                 ---------------
                                                                         998,054
                                                                 ---------------
UNITED KINGDOM -- 14.9%
   Anglo American ..........................            12,285           309,471
   Aviva ...................................            90,747           543,458
   BHP Billiton ............................            17,300           593,909
   BP ADR ..................................            39,000         1,938,300
   British Energy Group ....................            27,000           324,228
   HSBC Holdings ...........................             9,924           118,124
   QinetiQ .................................           200,000           551,870
   Rio Tinto ...............................             8,974           420,860
   Rolls-Royce Group .......................            85,000           451,515
   Tesco ...................................           145,000           797,628
   Vodafone Group ..........................           550,000         1,062,248
   Willis Group ............................            21,000           551,040
                                                                 ---------------
                                                                       7,662,651
                                                                 ---------------
UNITED STATES -- 3.3%
   Philip Morris International .............            39,500         1,717,065
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $67,214,565) ...................                          49,886,296
                                                                 ---------------

REPURCHASE AGREEMENT -- 2.6%

                                                     FACE
                                                    AMOUNT
                                               ---------------
   Morgan Stanley
      0.750%, dated 10/31/08, to be repurchased
      on 11/03/08, repurchase price $1,313,515
      (collateralized by a U.S. Treasury
      obligation, par value $1,322,081, 8.500%,
      02/15/20, with a total market value of
      $1,339,705)
      (Cost $1,313,433) ....................     $   1,313,433         1,313,433
                                                                 ---------------
   TOTAL INVESTMENTS -- 99.4%
      (Cost $68,527,998) ...................                     $    51,199,729
                                                                 ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2008

PERCENTAGES ARE BASED ON NET ASSETS OF $51,529,058.

*    NON-INCOME PRODUCING SECURITY.

(A)  REAL ESTATE INVESTMENT TRUST

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

NVDR NON-VOTING DEPOSITORY RECEIPT

SER  SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2008

At October 31, 2008, sector diversification of the Portfolio was as follows (Unaudited):

                                                     % OF
SECTOR DIVERSIFICATION                            NET ASSETS          VALUE
----------------------                         ---------------   ---------------
COMMON STOCK
Industrials ................................         15.8%       $     8,136,972
Consumer Staples ...........................         10.3              5,291,263
Information Technology .....................          4.0              2,063,757
Health Care ................................          8.7              4,457,634
Energy .....................................          8.7              4,501,034
Financials .................................         18.4              9,473,769
Consumer Discretionary .....................          8.0              4,136,364
Telecommunication Services .................         10.3              5,287,706
Utilities ..................................          5.0              2,577,462
Materials ..................................          7.6              3,960,335
                                                    -----        ---------------
TOTAL COMMON STOCK .........................         96.8             49,886,296
                                                    -----        ---------------
REPURCHASE AGREEMENT .......................          2.6              1,313,433
                                                    -----        ---------------
TOTAL INVESTMENTS ..........................         99.4             51,199,729
TOTAL OTHER ASSETS AND LIABILITIES .........          0.6                329,329
                                                    -----        ---------------
NET ASSETS .................................        100.0%       $    51,529,058
                                                    =====        ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W PORTFOLIOS
                                                              OCTOBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES

                                                                      FIXED      INTERNATIONAL
                                                       EQUITY         INCOME        EQUITY
                                                      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                    ------------   -----------   -------------
ASSETS:
Investments at Value (Cost $48,422,223,
   $51,818,773, and $68,527,998,
   respectively) ................................    $39,170,973   $45,369,308    $ 51,199,729
Foreign Currency (Cost $0, $0 and $374,903,
   respectively) ................................             --            --         374,902
Dividends and Interest Receivable ...............         42,528       452,405         166,796
Receivable for Investment Securities Sold .......             --            --         238,336
Receivable for Capital Shares Sold ..............         36,500            --          20,000
Foreign Tax Reclaim Receivable ..................             --            --          59,434
Prepaid Expenses ................................         10,794        10,760          10,937
                                                     -----------   -----------    ------------
TOTAL ASSETS ....................................     39,260,795    45,832,473      52,070,134
                                                     -----------   -----------    ------------
LIABILITIES:
Payable for Investment Securities Purchased .....             --     1,708,026         437,069
Payable for Income Distributions ................             --        16,142              --
Payable for Capital Shares Redeemed .............             --         4,830              --
Payable due to Investment Adviser ...............         25,126           158          45,902
Payable due to Administrator ....................          8,494         9,512          11,638
Payable due to Trustees .........................          1,901         2,106           2,674
Chief Compliance Officer Fees Payable ...........          1,412         1,596           1,986
Other Accrued Expenses ..........................         25,904        35,044          41,807
                                                     -----------   -----------    ------------
TOTAL LIABILITIES ...............................         62,837     1,777,414         541,076
                                                     -----------   -----------    ------------
NET ASSETS ......................................    $39,197,958   $44,055,059    $ 51,529,058
                                                     ===========   ===========    ============
NET ASSETS:
Paid-in Capital .................................    $49,805,051   $51,637,914    $ 69,509,075
Undistributed Net Investment Income .............             --         7,361         953,741
Accumulated Net Realized Loss on
   Investments and Foreign Currency
   Transactions .................................     (1,355,843)   (1,140,751)     (1,602,205)
Net Unrealized Appreciation (Depreciation)
   on Investments ...............................     (9,251,250)   (6,449,465)    (17,328,269)
Net Unrealized Appreciation (Depreciation)
   on Foreign Currency Transactions .............             --            --          (3,284)
                                                     -----------   -----------    ------------
NET ASSETS ......................................    $39,197,958   $44,055,059    $ 51,529,058
                                                     ===========   ===========    ============
INSTITUTIONAL SHARES:
Outstanding Shares of Beneficial Interest
   (unlimited authorization -- no par value) ....      4,570,171     5,121,142       5,183,432
                                                     ===========   ===========    ============
NET ASSET VALUE, per Share ......................    $      8.58   $      8.60    $       9.94
                                                     ===========   ===========    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W PORTFOLIOS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2008

STATEMENTS OF OPERATIONS

                                                                      FIXED      INTERNATIONAL
                                                       EQUITY         INCOME        EQUITY
                                                      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                    ------------   -----------   -------------
INVESTMENT INCOME
Dividends .......................................   $  1,099,769   $   367,737    $  2,829,360
Interest ........................................         42,998     2,391,484          33,330
Less: Foreign Taxes Withheld ....................        (13,465)           --        (328,312)
                                                    ------------   -----------    ------------
   TOTAL INCOME .................................      1,129,302     2,759,221       2,534,378
                                                    ------------   -----------    ------------
EXPENSES
Investment Advisory Fees ........................        381,759       220,851         793,570
Administration Fees .............................         99,485        96,261         154,495
Trustees' Fees ..................................          6,790         6,788          10,420
Chief Compliance Officer Fees ...................          5,067         5,001           7,812
Transfer Agent Fees .............................         43,385        42,629          53,366
Audit Fees ......................................         21,036        20,994          21,352
Filings and Registration Fees ...................         16,992        16,370          17,460
Shareholder Servicing Fees ......................         14,856        14,790          27,083
Printing Fees ...................................         11,724        11,338          18,278
Legal Fees ......................................          9,966        10,445          15,685
Custodian Fees ..................................          3,344         3,438          60,250
Other Expenses ..................................          5,459        18,587          31,261
                                                    ------------   -----------    ------------
   TOTAL EXPENSES ...............................        619,863       467,492       1,211,032
Less:
Waiver of Investment Advisory Fees ..............             --       (98,634)             --
Fees Paid Indirectly -- Note 4 ..................         (1,225)         (761)         (1,626)
                                                    ------------   -----------    ------------
   NET EXPENSES .................................        618,638       368,097       1,209,406
                                                    ------------   -----------    ------------
NET INVESTMENT INCOME ...........................        510,664     2,391,124       1,324,972
                                                    ------------   -----------    ------------
NET REALIZED LOSS ON:
   Investments ..................................     (1,351,692)     (810,265)     (1,602,203)
   Foreign Currency Transactions ................             --            --        (276,096)
                                                    ------------   -----------    ------------
NET REALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS ................     (1,351,692)     (810,265)     (1,878,299)
                                                    ------------   -----------    ------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON:
Investments .....................................    (18,927,502)   (6,308,219)    (43,465,271)
Foreign Currency Transactions ...................             --            --          (9,843)
Foreign Capital Gains Tax on Appreciated
   Securities ...................................             --            --          88,054
                                                    ------------   -----------    ------------
NET CHANGE IN UNREALIZED DEPRECIATION ...........    (18,927,502)   (6,308,219)    (43,387,060)
                                                    ------------   -----------    ------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCY .............    (20,279,194)   (7,118,484)    (45,265,359)
                                                    ------------   -----------    ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ....................   $(19,768,530)  $(4,727,360)   $(43,940,387)
                                                    ============   ===========    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED     YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                          2008           2007
                                                      ------------   -----------
OPERATIONS:
   Net Investment Income ..........................   $    510,664   $   406,580
   Net Realized Gain (Loss) on Investments ........     (1,351,692)    4,228,610
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ...............    (18,927,502)    3,207,103
                                                      ------------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...................    (19,768,530)    7,842,293
                                                      ------------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ..........................       (509,808)     (499,666)
   Net Realized Gain ..............................     (4,199,801)   (6,648,910)
   Return of Capital ..............................         (8,445)           --
                                                      ------------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..............     (4,718,054)   (7,148,576)
                                                      ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued .........................................      7,459,962     3,467,495
   Reinvestment of Distributions ..................      4,656,484     6,964,942
   Redemption Fees -- Note 2 ......................             --            70
   Redeemed .......................................     (4,109,489)   (5,938,996)
                                                      ------------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ..........................      8,006,957     4,493,511
                                                      ------------   -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........    (16,479,627)    5,187,228
                                                      ------------   -----------
NET ASSETS:
   Beginning of Year ..............................     55,677,585    50,490,357
                                                      ------------   -----------
   End of Year (including undistributed net
      investment income of $0 and $0,
      respectively) ...............................   $ 39,197,958   $55,677,585
                                                      ============   ===========
SHARE TRANSACTIONS:
   Issued .........................................        655,022       255,246
   Reinvestment of Distributions ..................        370,061       532,086
   Redeemed .......................................       (365,753)     (434,649)
                                                      ------------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ..........................        659,330       352,683
                                                      ============   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED     YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                          2008           2007
                                                       -----------   -----------
OPERATIONS:
   Net Investment Income ...........................   $ 2,391,124   $ 1,921,474
   Net Realized Gain (Loss) on Investments .........      (810,265)       37,031
   Net Change in Unrealized Depreciation on
      Investments ..................................    (6,308,219)     (107,816)
                                                       -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..............................    (4,727,360)    1,850,689
                                                       -----------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...........................    (2,473,704)   (1,879,735)
                                                       -----------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............    (2,473,704)   (1,879,735)
                                                       -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ..........................................     4,214,664    13,063,078
   Reinvestment of Distributions ...................     2,302,415     1,799,948
   Redeemed ........................................    (3,681,265)   (1,735,566)
                                                       -----------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ...........................     2,835,814    13,127,460
                                                       -----------   -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ......    (4,365,250)   13,098,414
                                                       -----------   -----------
NET ASSETS:
   Beginning of Year ...............................    48,420,309    35,321,895
                                                       -----------   -----------
   End of Year (including undistributed net
      investment income of $7,361 and $66,958,
      respectively) ................................   $44,055,059   $48,420,309
                                                       ===========   ===========
SHARE TRANSACTIONS:
   Issued ..........................................       422,443     1,314,856
   Reinvestment of Distributions ...................       237,106       180,554
   Redeemed ........................................      (388,342)     (174,276)
                                                       -----------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ...........................       271,207     1,321,134
                                                       ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED     YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                          2008           2007
                                                      ------------   -----------
OPERATIONS:
   Net Investment Income ..........................   $  1,324,972   $ 1,151,070
   Net Realized Gain (Loss) on Investments and
      Foreign Currency Transactions ...............     (1,878,299)    9,744,427
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Foreign
      Currency Transactions and Foreign Capital
      Gains Tax on Appreciated Securities .........    (43,387,060)    7,991,751
                                                      ------------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...................    (43,940,387)   18,887,248
                                                      ------------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ..........................     (1,003,960)     (353,018)
   Net Realized Gain ..............................     (9,966,128)   (8,924,470)
                                                      ------------   -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ...........    (10,970,088)   (9,277,488)
                                                      ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued .........................................      7,102,969     9,579,597
   Reinvestment of Distributions ..................     10,801,123     9,191,548
   Redemption Fees -- Note 2 ......................            283            31
   Redeemed .......................................     (3,302,811)   (7,045,492)
                                                      ------------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ..........................     14,601,564    11,725,684
                                                      ------------   -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS .....    (40,308,911)   21,335,444
                                                      ------------   -----------
NET ASSETS:
   Beginning of Year ..............................     91,837,969    70,502,525
                                                      ------------   -----------
   End of Year (including undistributed net
      investment income of $953,741 and
      $909,963, respectively) .....................   $ 51,529,058   $91,837,969
                                                      ============   ===========
SHARE TRANSACTIONS:
   Issued .........................................        447,244       500,418
   Reinvestment of Distributions ..................        608,939       513,019
   Redeemed .......................................       (213,127)     (368,706)
                                                      ------------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ..........................        843,056       644,731
                                                      ============   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                   2008         2007         2006         2005         2004
                                                 -------      -------      -------      -------      -------
Net Asset Value,
   Beginning of Year .........................   $ 14.24      $ 14.19      $ 13.16      $ 11.82      $ 10.40
                                                 -------      -------      -------      -------      -------
Income from Operations
   Net Investment Income(1) ..................      0.12         0.10         0.12         0.12(2)      0.10
   Net Realized and Unrealized Gain (Loss) ...     (4.59)        1.96         1.54         1.35         1.41
                                                 -------      -------      -------      -------      -------
Total from Operations ........................     (4.47)        2.06         1.66         1.47         1.51
                                                 -------      -------      -------      -------      -------
Redemption Fees ..............................        --           --+          --           --           --
                                                 -------      -------      -------      -------      -------
Dividends and Distributions:
   Net Investment Income .....................     (0.12)       (0.13)       (0.10)       (0.13)       (0.09)
   Net Realized Gain .........................     (1.07)       (1.88)       (0.53)          --           --
   Return of Capital .........................        --+          --           --           --           --
                                                 -------      -------      -------      -------      -------
      Total Dividends and Distributions ......     (1.19)       (2.01)       (0.63)       (0.13)       (0.09)
                                                 -------      -------      -------      -------      -------
Net Asset Value, End of Year .................   $  8.58      $ 14.24      $ 14.19      $ 13.16      $ 11.82
                                                 =======      =======      =======      =======      =======
TOTAL RETURN++ ...............................    (34.02)%      15.91%       12.99%       12.49%       14.60%
                                                 =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ...............................   $39,198      $55,678      $50,490      $46,347      $47,135
Ratio of Expenses to Average Net Assets ......      1.22%(3)     1.24%(3)     1.31%(3)     1.33%(3)     1.22%
Ratio of Net Investment Income
   to Average Net Assets .....................      1.00%        0.76%        0.88%        0.91%(2)     0.85%
Portfolio Turnover Rate ......................        46%          52%          46%          54%          31%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.28%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN NOVEMBER 2004.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.22%, 1.23%, 1.31% AND 1.33% FOR THE FISCAL YEARS ENDED 2008, 2007, 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                   YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                   2008         2007         2006         2005         2004
                                                 -------      -------      -------      -------      --------
Net Asset Value,
   Beginning of Year .........................   $  9.98      $ 10.01      $  9.96      $ 10.42      $ 10.63
                                                 -------      -------      -------      -------      -------
Income from Operations
   Net Investment Income(1) ..................      0.48         0.48         0.45         0.35         0.34
   Net Realized and Unrealized Gain (Loss) ...     (1.37)       (0.04)        0.05        (0.29)        0.14
                                                 -------      -------      -------      -------      -------
Total from Operations ........................     (0.89)        0.44         0.50         0.06         0.48
                                                 -------      -------      -------      -------      -------
Dividends and Distributions:
   Net Investment Income .....................     (0.49)       (0.47)       (0.45)       (0.37)       (0.34)
   Net Realized Gain .........................        --           --           --        (0.15)       (0.35)
                                                 -------      -------      -------      -------      -------
      Total Dividends and Distributions ......     (0.49)       (0.47)       (0.45)       (0.52)       (0.69)
                                                 -------      -------      -------      -------      -------
Net Asset Value, End of Year .................   $  8.60      $  9.98      $ 10.01      $  9.96      $ 10.42
                                                 =======      =======      =======      =======      =======
TOTAL RETURN+ ................................     (9.35)%++     4.50%++      5.19%++      0.55%        4.77%
                                                 =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ...............................   $44,055      $48,420      $35,322      $30,120      $29,864
Ratio of Expenses to Average Net Assets ......      0.75%(2)     0.75%(2)     0.85%(2)     1.13%(2)     0.98%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers) .......................      0.95%        1.00%        1.11%        1.13%        0.98%
Ratio of Net Investment Income
   to Average Net Assets .....................      4.87%        4.81%        4.57%        3.42%        3.27%
Portfolio Turnover Rate ......................       103%          68%          86%          82%          89%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES DURING THE PERIOD.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.


(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.75%, 0.75%, 0.85% AND 1.13% FOR THE FISCAL YEARS ENDED 2008, 2007, 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                   YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                   2008         2007         2006         2005         2004
                                                 -------      -------      -------      -------      -------
Net Asset Value,
   Beginning of Year .........................   $ 21.16      $ 19.08      $ 14.83      $ 12.88      $ 11.66
                                                 -------      -------      -------      -------      -------
Income from Operations
   Net Investment Income(1) ..................      0.26         0.28         0.16         0.11         0.09
   Net Realized and Unrealized Gain (Loss) ...     (8.99)        4.37         4.17         1.92         1.21
                                                 -------      -------      -------      -------      -------
Total from Operations ........................     (8.73)        4.65         4.33         2.03         1.30
                                                 -------      -------      -------      -------      -------
Redemption Fees ..............................        --+          --+          --           --+          --+
                                                 -------      -------      -------      -------      -------
Dividends and Distributions:
   Net Investment Income .....................     (0.20)       (0.09)       (0.08)       (0.08)       (0.08)
   Net Realized Gain .........................     (2.29)       (2.48)          --           --           --
                                                 -------      -------      -------      -------      -------
      Total Dividends and Distributions ......     (2.49)       (2.57)       (0.08)       (0.08)       (0.08)
                                                 -------      -------      -------      -------      -------
Net Asset Value, End of Year .................   $  9.94      $ 21.16      $ 19.08      $ 14.83      $ 12.88
                                                 =======      =======      =======      =======      =======
TOTAL RETURN++ ...............................    (46.36)%      26.86%       29.33%       15.82%       11.21%
                                                 =======      =======      =======      =======      =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ...............................   $51,529      $91,838      $70,503      $59,507      $58,430
Ratio of Expenses to Average Net Assets ......      1.53%(2)     1.55%(2)     1.61%(2)     1.63%(2)     1.51%
Ratio of Net Investment Income
   to Average Net Assets .....................      1.67%        1.47%        0.96%        0.76%        0.74%
Portfolio Turnover Rate ......................        40%          41%          74%          22%          20%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.52%, 1.55%, 1.61% AND 1.63% FOR THE FISCAL YEARS ENDED 2008, 2007, 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Portfolios.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolios are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolios seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees (the "Board"). The Portfolios' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities in the TS&W International Equity Portfolio and the Equity Portfolio that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the TS&W International Equity Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the TS&W International Equity Portfolio calculates its net asset value, it may request that a Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the TS&W International Equity Portfolio calculates its net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser for the TS&W International Equity Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     The TS&W International Equity Portfolio uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser to the Portfolio believes that the fair values provided by FT are not reliable, the Adviser contacts the Portfolio's administrator and requests that a meeting of the Committee be held.

     If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     As of October 31, 2008, the total market value of securities in the TS&W International Equity Portfolio, valued in accordance with fair valued procedures, was $41,422,704 or 80.4% of net assets.

     FEDERAL INCOME TAXES -- It is the Portfolios' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     On November 1, 2007, the Portfolio adopted Financial Accounting Standards Board ("FASB") Interpretation No 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

     The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Portfolio's financial statements, and therefore the Portfolio did not record any tax expense in the current period. If the Portfolio were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties.

     The Portfolio files U. S. federal income tax returns and if applicable, returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Portfolio's U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. At October 31, 2008, there were no open forward foreign currency exchange contracts.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the Portfolios of the Trust based on the number of Portfolios and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. The TS&W International Equity Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The TS&W Equity Portfolio and TS&W International Equity Portfolio retain a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the years ended October 31, 2008 and October 31, 2007, there were $0 and $70, respectively, in redemption fees retained for the TS&W Equity Portfolio and, $283 and $31, respectively, in redemption fees retained for the TS&W International Equity Portfolio.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios' average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegal & Walmsey, Inc. (the "Adviser").

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank of California, N.A. acts as Custodian (the "Custodian") for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

5.   INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

TS&W PORTFOLIOS                                              RATE
---------------                                              ----
Equity ...................................................   0.75%
Fixed Income .............................................   0.45%
International Equity .....................................   1.00%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses from exceeding 1.50%, 0.75%, and 1.75% of the average daily net assets of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio, respectively.

6.   INVESTMENT TRANSACTIONS:

For the year ended October 31, 2008, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

                                                                            SALES AND
TS&W PORTFOLIOS                                               PURCHASES     MATURITIES
---------------                                              -----------   -----------
Equity ...................................................   $26,280,426   $22,516,765
Fixed Income .............................................    24,812,127    20,237,957
International Equity .....................................    36,964,419    31,405,318

Purchases and sales and maturities of long-term U.S. Government securities were $27,464,740 and $27,322,956, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

7.   FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to paydown gain/loss, REITS, return of capital, foreign currency gain/loss and reclassification of distributions which have been classified to/from the following statements:

                                                  UNDISTRIBUTED   ACCUMULATED
                                                 NET INVESTMENT     REALIZED     PAID-IN
TS&W PORTFOLIOS                                   INCOME/(LOSS)   GAIN/(LOSS)    CAPITAL
---------------                                  --------------   -----------   --------
Equity .......................................     $   7,589       $    856     $(8,445)
Fixed Income .................................        22,983        (22,983)         --
International Equity .........................      (277,234)       277,234          --

The tax character of dividends and distributions declared during the last two fiscal years were as follows:


                                   ORDINARY      LONG-TERM    RETURN OF
TS&W PORTFOLIOS                     INCOME     CAPITAL GAIN    CAPITAL       TOTAL
---------------                   ----------   ------------   ---------   -----------
Equity
   2008 .......................   $1,551,894    $3,157,715      $8,445    $ 4,718,054
   2007 .......................      796,562     6,352,014          --      7,148,576
Fixed Income
   2008 .......................   $2,473,704    $       --      $   --    $ 2,473,704
   2007 .......................    1,879,735            --          --      1,879,735
International Equity
   2008 .......................   $3,746,681    $7,223,407      $   --    $10,970,088
   2007 .......................      353,018     8,924,470          --      9,277,488

As of October 31, 2008, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                                                              TS&W PORTFOLIOS
                                                               --------------------------------------------
                                                                                              INTERNATIONAL
                                                                   EQUITY      FIXED INCOME      EQUITY
                                                               -------------   ------------   -------------
Undistributed Ordinary Income ..............................   $         --    $   221,651    $    953,741
Undistributed Long-Term Capital Gain .......................             --             --              --
Capital Loss Carryforwards .................................     (1,338,936)    (1,137,100)     (1,602,205)
Unrealized Appreciation (Depreciation) .....................     (9,268,157)    (6,453,116)    (17,331,553)
Other Temporary Differences ................................             --       (214,290)             --
                                                               ------------    -----------    ------------
Total Distributable Earnings/(Accumulated Losses) ..........   $(10,607,093)   $(7,582,855)   $(17,980,017)
                                                               ============    ===========    ============

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                                       TOTAL CAPITAL
                                                            LOSS
                                 EXPIRES     EXPIRES    CARRYFORWARD
TS&W PORTFOLIOS                   2016        2014        10/31/08
---------------                ----------   --------   -------------
Equity .....................   $1,338,936   $     --     $1,338,936
Fixed Income ...............      829,597    307,503      1,137,100
International Equity .......    1,602,205         --      1,602,205

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolios at October 31, 2008, were as follows:

                                             AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                 FEDERAL        UNREALIZED        UNREALIZED      APPRECIATION
TS&W PORTFOLIOS                  TAX COST      APPRECIATION      DEPRECIATION    (DEPRECIATION)
---------------                -----------   ---------------   ---------------   --------------
Equity .....................   $48,439,130      $2,069,646      $(11,337,803)     $ (9,268,157)
Fixed Income ...............    51,822,424         171,874        (6,624,990)       (6,453,116)
International Equity .......    68,527,998       2,888,501       (20,216,770)      (17,328,269)

8. CONCENTRATION OF RISK:

At October 31, 2008, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

When the TS&W International Equity Portfolio invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the TS&W International Equity Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The market values of the TS&W Fixed Income Portfolio investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Portfolio's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Portfolio to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Portfolio to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

9. OTHER:

At October 31, 2008, the percentage of total shares outstanding held by shareholders for each Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

                                  NO. OF          %
TS&W PORTFOLIOS                SHAREHOLDERS   OWNERSHIP
---------------                ------------   ---------
Equity .....................         1           40%
Fixed Income ...............         2           58%
International Equity .......         2           48%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

10. ACCOUNTING PRONOUNCEMENT:

In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (three of the portfolios constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2008

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

                                      BEGINNING     ENDING                 EXPENSES
                                       ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                        VALUE       VALUE       EXPENSE     DURING
                                        5/1/08     10/31/08     RATIOS      PERIOD*
                                      ---------   ---------   ----------   --------
TS&W EQUITY PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $  714.60      1.23%       $5.30

HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,018.95      1.23         6.24

TS&W FIXED INCOME PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $  876.00      0.75%       $3.54

HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,021.37      0.75         3.81

TS&W INTERNATIONAL EQUITY PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $  583.30      1.54%       $6.13

HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,017.39      1.54         7.81

*Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                       This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of November 12, 2008.

                                                                                     NUMBER OF
                                           TERM OF                                   PORTFOLIOS
                                         OFFICE AND                               IN THE ADVISORS'
                          POSITION(S)     LENGTH OF                              INNER CIRCLE FUND
     NAME, ADDRESS,        HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY          OTHER DIRECTORSHIPS
         AGE(1)            THE TRUST      SERVED(2)      DURING PAST 5 YEARS        BOARD MEMBER       HELD BY BOARD MEMBER(3)
-----------------------   -----------   ------------   -----------------------   -----------------   ---------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER          Chairman of   (Since 1991)   Currently performs                34          Trustee of The Advisors'
62 yrs. old                the Board                   various services on                           Inner Circle Fund II,
                          of Trustees                  behalf of SEI                                 Bishop Street Funds, SEI
                                                       Investments for which                         Asset Allocation Trust, SEI
                                                       Mr. Nesher is                                 Daily Income Trust, SEI
                                                       compensated.                                  Institutional International
                                                                                                     Trust, SEI Institutional
                                                                                                     Investments Trust, SEI
                                                                                                     Institutional Managed
                                                                                                     Trust, SEI Liquid Asset
                                                                                                     Trust, SEI Tax Exempt
                                                                                                     Trust, and SEI Alpha
                                                                                                     Strategy Portfolios, L.P.,
                                                                                                     Director of SEI Global
                                                                                                     Master Fund, plc, SEI
                                                                                                     Global Assets Fund, plc,
                                                                                                     SEI Global Investments
                                                                                                     Fund, plc, SEI Investments
                                                                                                     Global, Limited, SEI
                                                                                                     Investments -- Global Fund
                                                                                                     Services, Limited, SEI
                                                                                                     Investments (Europe),
                                                                                                     Limited, SEI Investments --
                                                                                                     Unit Trust Management (UK),
                                                                                                     Limited, SEI Global Nominee
                                                                                                     Ltd., SEI Opportunity Fund,
                                                                                                     L.P., SEI Structured Credit
                                                                                                     Fund, L.P., and SEI
                                                                                                     Multi-Strategy Funds plc.

WILLIAM M. DORAN            Trustee     (Since 1992)   Self-employed                     34          Trustee of The Advisors'
1701 Market Street                                     consultant since 2003.                        Inner Circle Fund II,
Philadelphia, PA 19103                                 Partner, Morgan, Lewis                        Bishop Street Funds, SEI
68 yrs. old                                            & Bockius LLP (law                            Asset Allocation Trust, SEI
                                                       firm) from 1976 to                            Daily Income Trust, SEI
                                                       2003, counsel to the                          Institutional International
                                                       Trust, SEI, SIMC, the                         Trust, SEI Institutional
                                                       Administrator and the                         Investments Trust, SEI
                                                       Distributor. Secretary                        Institutional Managed
                                                       of SEI since 1978.                            Trust, SEI Liquid Asset
                                                                                                     Trust, SEI Tax Exempt
                                                                                                     Trust, and SEI Alpha
                                                                                                     Strategy Portfolios, L.P.,
                                                                                                     Director of SEI since 1974.
                                                                                                     Director of the Distributor
                                                                                                     since 2003. Director of SEI
                                                                                                     Investments -- Global Fund
                                                                                                     Services, Limited, SEI
                                                                                                     Investments Global,
                                                                                                     Limited, SEI Investments
                                                                                                     (Europe), Limited, SEI
                                                                                                     Investments (Asia), Limited
                                                                                                     and SEI Asset Korea Co.,
                                                                                                     Ltd.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                     50 & 51

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                     NUMBER OF
                                           TERM OF                                   PORTFOLIOS
                                         OFFICE AND                               IN THE ADVISORS'
                          POSITION(S)     LENGTH OF                              INNER CIRCLE FUND
     NAME, ADDRESS,        HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY          OTHER DIRECTORSHIPS
         AGE(1)            THE TRUST      SERVED(2)      DURING PAST 5 YEARS        BOARD MEMBER       HELD BY BOARD MEMBER(3)
-----------------------   -----------   ------------   -----------------------   -----------------   ---------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY             Trustee     (Since 1994)   Attorney, sole                    34          Trustee of The Advisors'
77 yrs. old                                            practitioner since                            Inner Circle Fund II,
                                                       1994. Partner, Dechert                        Bishop Street Funds,
                                                       Price & Rhoads,                               Massachusetts Health and
                                                       September 1987-December                       Education Tax-Exempt Trust,
                                                       1993.                                         and U.S. Charitable Gift
                                                                                                     Trust, SEI Asset Allocation
                                                                                                     Trust, SEI Daily Income
                                                                                                     Trust, SEI Institutional
                                                                                                     International Trust, SEI
                                                                                                     Institutional Investments
                                                                                                     Trust, SEI Institutional
                                                                                                     Managed Trust, SEI Liquid
                                                                                                     Asset Trust, SEI Tax Exempt
                                                                                                     Trust, and SEI Alpha
                                                                                                     Strategy Portfolios, L.P.

GEORGE J. SULLIVAN, JR.     Trustee     (Since 1999)   Self-Employed                     34          Trustee of The Advisors'
65 yrs. old                                            Consultant, Newfound                          Inner Circle Fund II,
                                                       Consultants Inc. since                        Bishop Street Funds, State
                                                       April 1997.                                   Street Navigator Securities
                                                                                                     Lending Trust, SEI Asset
                                                                                                     Allocation Trust, SEI Daily
                                                                                                     Income Trust, SEI
                                                                                                     Institutional International
                                                                                                     Trust, SEI Institutional
                                                                                                     Investments Trust, SEI
                                                                                                     Institutional Managed
                                                                                                     Trust, SEI Liquid Asset
                                                                                                     Trust, SEI Tax Exempt
                                                                                                     Trust, and SEI Alpha
                                                                                                     Strategy Portfolios, L.P.,
                                                                                                     Director of SEI Opportunity
                                                                                                     Fund, L.P., and SEI
                                                                                                     Structured Credit Fund, L.P.

BETTY L. KRIKORIAN          Trustee     (Since 2005)   Vice President                    34          Trustee of The Advisors'
65 yrs. old                                            Compliance, AARP                              Inner Circle Fund II and
                                                       Financial Inc. since                          Bishop Street Funds.
                                                       September 2008.
                                                       Self-Employed Legal and
                                                       Financial Services
                                                       Consultant since 2003.
                                                       In-house Counsel, State
                                                       Street Bank Global
                                                       Securities and Cash
                                                       Operations from 1995 to
                                                       2003.

CHARLES E. CARLBOM          Trustee     (Since 2005)   Self-Employed Business            34          Director, Crown Pacific,
74 yrs. old                                            Consultant, Business                          Inc. and Trustee of The
                                                       Project Inc. since                            Advisors' Inner Circle Fund
                                                       1997. CEO and                                 II and Bishop Street Funds.
                                                       President, United
                                                       Grocers Inc. from 1997
                                                       to 2000.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                     52 & 53

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                     NUMBER OF
                                           TERM OF                                  PORTFOLIOS
                                         OFFICE AND                               IN THE ADVISORS'
                          POSITION(S)     LENGTH OF                              INNER CIRCLE FUND        OTHER DIRECTORSHIPS
     NAME, ADDRESS,        HELD WITH        TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY BOARD           HELD BY BOARD
         AGE(1)            THE TRUST      SERVED(2)      DURING PAST 5 YEARS       MEMBER/OFFICER          MEMBER/OFFICER(3)
-----------------------   -----------   ------------   -----------------------   -----------------     -------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON         Trustee     (Since 2005)   Private Investor since            34              Trustee of The
66 yrs. old                                                     1994.                                    Advisors' Inner Circle
                                                                                                         Fund II, and Bishop
                                                                                                         Street Funds, SEI
                                                                                                         Asset Allocation
                                                                                                         Trust, SEI Daily
                                                                                                         Income Trust, SEI
                                                                                                         Institutional
                                                                                                         International Trust,
                                                                                                         SEI Institutional
                                                                                                         Investments Trust, SEI
                                                                                                         Institutional Managed
                                                                                                         Trust, SEI Liquid
                                                                                                         Asset Trust, SEI Tax
                                                                                                         Exempt Trust, and SEI
                                                                                                         Alpha Strategy
                                                                                                         Portfolios, L.P.

JAMES K. DARR               Trustee     (Since 2008)   CEO, Office of                    34              Director of Federal
64 yrs. old                                            Finance, FHL Banks                                Home Loan Bank of
                                                       from 1992 to 2007.                                Pittsburgh and Manna,
                                                                                                         Inc. and Trustee of
                                                                                                         The Advisors' Inner
                                                                                                         Circle Fund II and
                                                                                                         Bishop Street Funds.

OFFICERS

PHILIP T. MASTERSON        President    (Since 2008)   Managing Director of             N/A                      N/A
44 yrs. old                                            SEI Investments since
                                                       2006. Vice President
                                                       and Assistant
                                                       Secretary of the
                                                       Administrator from
                                                       2004 to 2006. General
                                                       Counsel of Citco
                                                       Mutual Fund Services
                                                       from 2003 to 2004.
                                                       Vice President and
                                                       Associate Counsel for
                                                       the Oppenheimer Funds
                                                       from 2001 to 2003.

MICHAEL LAWSON             Treasurer,   (Since 2005)   Director, SEI Investments,       N/A                      N/A
48 yrs. old                Controller                  Fund Accounting since
                              and                      July 2005. Manager, SEI
                        Chief Financial                Investments, Fund
                            Officer                    Accounting from April
                                                       1995 to February 1998
                                                       and November 1998 to
                                                       July 2005.

RUSSELL EMERY               Chief       (Since 2006)   Director of Investment           N/A                      N/A
45 yrs. old               Compliance                   Product Management and
                           Officer                     Development at SEI
                                                       Investments since
                                                       February 2003. Senior
                                                       Investment Analyst,
                                                       Equity team at SEI
                                                       Investments from March
                                                       2000 to February 2003.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                     54 & 55

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                     NUMBER OF
                                           TERM OF                                  PORTFOLIOS
                                         OFFICE AND                               IN THE ADVISORS'
                          POSITION(S)     LENGTH OF                              INNER CIRCLE FUND
     NAME, ADDRESS,        HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY           OTHER DIRECTORSHIPS
         AGE(1)            THE TRUST       SERVED        DURING PAST 5 YEARS          OFFICER               HELD BY OFFICER
-----------------------   -----------   ------------   -----------------------   -----------------     -------------------------
OFFICERS (CONTINUED)

JOSEPH M. GALLO              Vice       (Since 2007)   Corporate Counsel of             N/A                      N/A
35 yrs. old                President                   SEI since 2007;
                             and                       Associate Counsel,
                           Secretary                   ICMA Retirement
                                                       Corporation
                                                       2004-2007; Federal
                                                       Investigator, U.S.
                                                       Department of Labor
                                                       2002-2004; U.S.
                                                       Securities and
                                                       Exchange
                                                       Commission-Division
                                                       of Investment
                                                       Management, 2003.

CAROLYN F. MEAD              Vice       (Since 2005)   Corporate Counsel of             N/A                      N/A
51 yrs. old                President                   SEI since 2007;
                             and                       Associate, Stradley,
                           Assistant                   Ronon, Stevens &
                           Secretary                   Young 2004-2007;
                                                       Counsel, ING
                                                       Variable Annuities,
                                                       1999-2002.

JAMES NDIAYE                 Vice       (Since 2005)   Employed by SEI                  N/A                      N/A
40 yrs. old                President                   Investments Company
                             and                       since 2004. Vice
                           Assistant                   President, Deutsche
                           Secretary                   Asset Management
                                                       from 2003-2004.
                                                       Associate, Morgan,
                                                       Lewis & Bockius LLP
                                                       from 2000-2003.
                                                       Counsel, Assistant
                                                       Vice President, ING
                                                       Variable Annuities
                                                       Group from 1999-2000.

TIMOTHY D. BARTO             Vice       (Since 2000)   General Counsel,                 N/A                      N/A
40 yrs. old                President                   Vice President and
                             and                       Secretary of SEI
                           Assistant                   Investments Global
                           Secretary                   Funds Services since
                                                       1999; Associate,
                                                       Dechert (law firm)
                                                       from 1997-1999;
                                                       Associate, Richter,
                                                       Miller & Finn (law
                                                       firm) from 1994-1997.

ANDREW S. DECKER          AML Officer   (Since 2008)   Compliance Officer               N/A                      N/A
45 yrs. old                                            and Product Manager,
                                                       SEI, 2005-2008. Vice
                                                       President, Old
                                                       Mutual Capital,
                                                       2000-2005.
                                                       Operations Director,
                                                       Prudential
                                                       Investments,
                                                       1998-2000.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.


                                     56 & 57

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NOTICE TO SHAREHOLDERS (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

At October 31, 2008, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio hereby designate $1,551,895, $2,440,187, and $4,019,513, respectively, as ordinary income dividends. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio designates $1,167,220, $125,410 and $69,928, respectively, as corporate dividends received deduction. In addition, the TS&W Equity Portfolio and TS&W International Equity Portfolio designates $3,157,715 and $7,223,408, respectively, as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

Foreign taxes accrued during the fiscal year ended October 31, 2008, amounted to $272,832 for the TS&W International Portfolio and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 2008, which shareholders of the Portfolio will receive in late January 2009. In addition, for the year ended October 31, 2008 gross income derived from sources within foreign countries amounted to $2,437,467 for the TS&W International Equity Portfolio. For the year ended October 31, 2008, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 6.70%.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as "Qualifying Dividend Income" is $1,215,444, $179,064 and $2,541,546 for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio, respectively. It is the intention for each of the Portfolios to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, "Interest Related Dividends" represents the amount of net investment income distributions that are exempt from U.S withholding tax when paid to foreign investors. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio hereby designate $64,654, $2,114,169, $51,046, respectively, as interest related dividends.

As created by the American Jobs Creation Act of 2004, "Short-Term Capital Gain Dividends" represents the amount of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. The TS&W Equity Portfolio and TS&W International Equity Portfolio hereby designate $1,041,230 and $2,741,583 respectively, as short-term capital gain dividends.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

                                      NOTES

                                      NOTES

                                 TS&W PORTFOLIOS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-4TSW-FUN

                                    ADVISER:
                         Thompson, Siegel & Walmsley LLC
                          6806 Paragon Place, Suite 300
                               Richmond, VA 23230

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

    This information must be preceded or accompanied by a current prospectus for the Portfolios described.

TSW-AR-001-0700

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John Darr and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

------------------- ------------------------------------------------ ------------------------------------------------
                                         2008                                              2007
--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
                    All fees and    All fees and     All other       All fees and     All fees and    All other
                    services to     services to      fees and        services to      services to     fees and
                    the Trust       service          services to     the Trust that   service         services to
                    that were       affiliates       service         were             affiliates      service
                    pre-approved    that were        affiliates      pre-approved     that were       affiliates
                                    pre-approved     that did not                     pre-approved    that did not
                                                     require                                          require
                                                     pre-approval                                     pre-approval
--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(a)       Audit        $246,200           $0               $0           $210,200            $0              $0
          Fees

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(b)       Audit-
          Related         $0              $0               $0              $0               $0              $0
          Fees

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(c)       Tax Fees        $0              $0               $0              $0               $0              $0

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(d)       All             $0              $0               $0              $0               $0              $0
          Other
          Fees

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

------------------- ------------------------------------------------ -----------------------------------------------
                                         2008                                              2007
--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
                    All fees and    All fees and     All other       All fees and    All fees and    All other
                    services to     services to      fees and        services to     services to     fees and
                    the Trust       service          services to     the Trust       service         services to
                    that were       affiliates       service         that were       affiliates      service
                    pre-approved    that were        affiliates      pre-approved    that were       affiliates
                                    pre-approved     that did not                    pre-approved    that did not
                                                     require                                         require
                                                     pre-approval                                    pre-approval
--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(a)       Audit        $316,360           N/A             N/A           $353,110          N/A             N/A
          Fees

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(b)       Audit-
          Related        N/A              N/A             N/A             N/A             N/A             N/A
          Fees

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(c)       Tax Fees       N/A              N/A             N/A             N/A             N/A             N/A

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(d)       All            N/A              N/A             N/A             N/A             N/A             N/A
          Other
          Fees

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------




(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

                  --------------------------- ---------------- ---------------
                                                   2008             2007
                  --------------------------- ---------------- ---------------
                  Audit-Related Fees                0%               0%

                  --------------------------- ---------------- ---------------
                  Tax Fees                          0%               0%

                  --------------------------- ---------------- ---------------
                  All Other Fees                    0%               0%

                  --------------------------- ---------------- ---------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

                  --------------------------- ---------------- ---------------
                                                   2008             2007
                  --------------------------- ---------------- ---------------
                  Audit-Related Fees                0%              N/A

                  --------------------------- ---------------- ---------------
                  Tax Fees                          0%              N/A

                  --------------------------- ---------------- ---------------
                  All Other Fees                    0%              N/A

                  --------------------------- ---------------- ---------------

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               /s/ Philip T. Masterson
                                        -----------------------
                                        Philip T. Masterson, President
Date:  December 28, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Philip T. Masterson
                                        -----------------------
                                        Philip T. Masterson, President
Date:  December 28, 2008



By (Signature and Title)*               /s/ Michael Lawson
                                        ------------------
                                        Michael Lawson, Treasurer,
                                        Controller & CFO
Date:  December 28, 2008


* Print the name and title of each signing officer under his or her signature.